SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): April 12, 2002

                         Commission File No.: 000-28321



                                 URBANA.CA. INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Nevada                                          88-0393257
--------------------------------                --------------------------------
 (State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)



                              14221 Eastex Freeway
                              Houston, Texas 77032
                             ----------------------
                    (Address of principal executive offices)



                                 (281) 442-5013
                          -----------------------------
                            (Issuer telephone number)


                        750 West Fender Street, Suite 804
                       Vancouver, British Columbia V6C 2T8
                             ----------------------
                                (Former Address)


Item 4.     Changes in Registrant's Certifying Accountant.

     In April 12, 2002, the client-auditor relationship between Urbana.CA, Inc. (the "Company") and Labonte & Co. ("Labonte") ceased as Labonte was dismissed as the Company's auditor.

     To the knowledge of the Company's current Board of Directors, Labonte's report of the financial statements of the Registrant for the year ended December 31, 2000 and any related interim period through April 12, 2002 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles during the fiscal year ended December 31, 2000.

      During the audit of the Company's financial statements for the year ended December 31, 2000 and any subsequent interim period through the date of dismissal, Labonte did not have any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company decided not to reappoint Labonte as its independent accountant.

The decision to change accountants was approved by the Registrant's Board of Directors; and

There were no disagreements related to accounting principles or practices auditing scope or procedure during the fiscal year ended December 31, 2000 and the interim period through April 12, 2002.

     Effective on January 26, 2000, the independent accountant who was previously engaged as the principal accountant to audit the Registrant's financial statements, Kurt D. Saliger, C.P.A., resigned. This accountant did not issue any financial statements for the Registrant. The decision to change accountants was approved by the Board of Directors.

    During the Registrant's two most recent fiscal years and any subsequent interim period preceding such resignation, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no "reportable events" as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred within the Registrant's two most recent fiscal years and the subsequent interim period preceding the former accountant's dismissal.

      On April 12, 2002, the Registrant engaged Malone & Bailey PLLC as its independent accountants for the fiscal year ended December 31, 2001. During the most recent fiscal year and any subsequent interim period prior to engaging Malone & Bailey, the Company did not consult with Malone & Bailey regarding either (i) the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Malone & Bailey PLLC has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addresssed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Malone & Bailey PLLC did not furnish a letter to the Commission.

     The Company has requested that Labonte review the disclosure and Labonte has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Labonte has not provided a letter as of the date of this report and we will file an amended 8-K at such time as Labonte provides a letter.

Item 7.     Financial Statements and Exhibits.

      (c)   Exhibits:
            Exhibits    Description
            --------    -----------
            15.1        Letter from Labonte & Co. to be provided


                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                           URBANA.CA, INC.

     April 19, 2002
                                           /s/ Paul Syracuse
                                           ---------------------------------
                                           Paul Syracuse
                                           President and Chief Executive Officer